                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 5, 2000



                                   DQE, Inc.
                                   ---------
            (Exact name of registrant as specified in its charter)



         Pennsylvania                     1-10290                25-1598483
         ------------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 269-0700



                                      N/A
         (Former name or former address, if changed since last report.)

Items 1-4. Not applicable.


Item 5.    Other Events.

     Incorporated herein by reference as Exhibit 99.1 is the Earnings Release of DQE, Inc. for the quarter ended March 31, 2000.


Item 6.    Not applicable.


Item 7.    Exhibits.

           99.1 Earnings Release of DQE, Inc. for the quarter ended March 31, 2000.


Items 8-9. Not applicable




                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    DQE, Inc.
                                                  -------------
                                                   (Registrant)



Date    May 8, 2000                            /s/Morgan K. O'Brien
      ----------------------               --------------------------
                                                   (Signature)
                                                Morgan K. O'Brien
                                            Executive Vice President,
                                              Corporate Development


                                       2